MUNIYIELD
MICHIGAN
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000




MuniYield Michigan Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD MICHIGAN FUND, INC.



The Benefits and
Risks of
Leveraging

MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Michigan Fund, Inc., October 31, 2000


DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.763 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.52%, based on a month-end net asset value of $13.83 per share. Over the same period, the total investment return on the Fund's Common Stock was +10.76%, based on a change in per share net asset value from $13.34 to $13.83, and assuming reinvestment of $0.768 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +7.11%, based on a change in per share net asset value from $13.33 to $13.83, and assuming reinvestment of $0.379 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.19%.

The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy
During the six months ended October 31, 2000, the reduction in overall bond issuance and declining bond yields limited portfolio activity. We attempted to maintain the market neutral position we adopted late last year by adding some interest rate-sensitive issues to the Fund. As tax-exempt bond yields declined in recent months, the market value of many of the Fund's holdings appreciated to such an extent that additional market gains were limited. Some of these issues were sold both to capture recent gains to the Fund's net asset value and prevent the Fund from developing an overtly defensive structure. The purchase of the more aggressively structured securities returned the Fund to a more neutral market position.

The Fund remained fully invested throughout the six-month period ended October 31, 2000. A strategy of maintaining significant cash reserves remains undesirable as it reduces shareholder income and, given recent and expected future declines in tax-exempt bond issuance, becomes problematic to quickly reinvest. We do not expect any additional tightening actions by the Federal Reserve Board. Furthermore, recent signs of a moderating US economy suggests that a significant and protracted increase in fixed-income bond yields is unlikely before year-end. In such an environment, we expect to remain fully invested and use any periods of volatility as opportunities to seek to enhance the Fund's dividend yield.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board during the past year resulted in an increase in the Fund's borrowing cost into the 4%--4.125% range. However, despite this increase, the tax-exempt yield curve remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



December 5, 2000



MuniYield Michigan Fund, Inc., October 31, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                               Percent of
S&P Rating/Moody's Rating                      Net Assets

AAA/Aaa                                           74.3%
AA/Aa                                              5.3
A/A                                               16.2
BBB/Baa                                            1.5
Other++                                            2.8

++Temporary investments in short-term municipal securities.



Portfolio
Abbreviations

To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax
           (subject to)
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HDA      Housing Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's    Face
STATE            Ratings  Ratings   Amount  Issue                                                                Value
Michigan--98.5%   AAA     Aaa     $ 3,165   Anchor Bay, Michigan, School District, GO (School Building and
                                            Site), Series II, 5.75% due 5/01/2020 (d)                           $  3,232

                                            Battle Creek, Michigan, Tax Increment Finance Authority (f):
                  A-      NR*       1,320    7.10% due 5/01/2004                                                   1,449
                  A-      NR*       1,000    7.40% due 5/01/2004                                                   1,107

                  AAA     Aaa       1,625   Brighton Township, Michigan, Sanitation Sewer Drainage
                                            District, GO, 5.25% due 10/01/2020 (e)                                 1,576

                  AAA     Aaa       3,545   Capital Region Airport Authority, Michigan, Airport Revenue
                                            Bonds, AMT, 6.60% due 7/01/2012 (c)                                    3,706

                  AAA     Aaa       2,465   Clarkston, Michigan, Community Schools, GO, 5.25% due
                                            5/01/2023 (c)                                                          2,365

                  NR*     P1        4,300   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead-
                                            Escanaba Paper), DATES, Series E, 4.60% due 12/01/2023 (a)             4,300

                  AAA     Aaa       1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A,
                                            5.75% due 7/01/2026 (d)                                                1,012

                  AAA     Aaa       1,610   East Grand Rapids, Michigan, Public School District, GO,
                                            5.75% due 5/01/2021 (e)                                                1,639

                  AAA     Aaa       1,995   Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5%
                                            due 5/01/2022 (c)                                                      1,828

                  AAA     Aaa       2,000   Elkton Pigeon Bay Port, Michigan, GO, 5.375% due 5/01/2025             1,933

                  AAA     Aaa       2,000   Grand Ledge, Michigan, Public Schools District, GO, 6.45%
                                            due 5/01/2004 (c)(f)                                                   2,159

                  A1+     VMIG1++   1,600   Grand Rapids, Michigan, Water Supply Revenue Refunding
                                            Bonds, VRDN, 4.20% due 1/01/2020 (a)(d)                                1,600

                  AAA     NR*       3,320   Grand Valley, Michigan, State University Revenue Bonds,
                                            5.25% due 12/01/2025 (d)                                               3,169

                  AAA     Aaa       2,295   Grand Valley, Michigan, State University Revenue Refunding
                                            Bonds, 5.20% due 2/01/2024 (c)                                         2,175

                                            Hartland, Michigan, Consolidated School District, GO (d):
                  AAA     Aaa       1,075    6% due 5/01/2014                                                      1,148
                  AAA     Aaa       3,425    6% due 5/01/2016                                                      3,620

                                            Holly, Michigan, Area School District, GO, Refunding (d):
                  AAA     Aaa       1,970    5% due 5/01/2019                                                      1,830
                  AAA     Aaa       1,770    5% due 5/01/2022                                                      1,622

                  AAA     Aaa       1,000   Holton, Michigan, Public Schools, GO, 5% due 5/01/2028 (d)               902

                  NR*     Aaa       7,550   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                            5.50% due 5/15/2028 (c)                                                7,315


MuniYield Michigan Fund, Inc., October 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
                 S&P      Moody's   Face
STATE            Ratings  Ratings  Amount   Issue                                                                Value
Michigan                                    Kalamazoo, Michigan, Hospital Finance Authority, Hospital
(concluded)                                 Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist), Series A (f):
                  A       A1      $ 2,500    6.25% due 5/15/2012                                                $  2,664
                  A       A1        1,750    6.375% due 5/15/2017                                                  1,874

                  AAA     Aaa       4,600   Kent, Michigan, Hospital Finance Authority, Health Care
                                            Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                            due 1/15/2006 (c)(f)                                                   4,873

                  AAA     Aaa       2,500   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                            Refunding Bonds (Pine Rest Christian Hospital), 6.50% due
                                            11/01/2010 (d)                                                         2,586

                  AAA     Aaa       3,800   Lincoln Park, Michigan, School District, GO, Refunding, 5% due
                                            5/01/2026 (d)                                                          3,490

                  NR*     VMIG1++     300   Michigan Higher Education Student Loan Authority, Student Loan
                                            Revenue Bonds, VRDN, AMT, Series XII-D, 4.35% due 10/01/2015 (a)(b)      300

                                            Michigan Municipal Bond Authority Revenue Bonds:
                  A       NR*       1,100    (Local Government Loan-Revenue Sharing), Series B, 5.80%
                                             due 11/01/2013                                                        1,121
                  AAA     Aaa       3,650    (State Revolving Fund), Series A, 6.55% due 10/01/2002 (f)            3,860

                  AAA     Aa1       2,500   Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                            (Local Government-Qualified School), Series A, 6.50% due
                                            5/01/2016                                                              2,618

                                            Michigan State Building Authority Revenue Bonds (Facilities
                                            Program), Series II (b):
                  AAA     Aaa       1,185    4.67%** due 10/15/2009                                                  760
                  AAA     Aaa       1,675    4.77%** due 10/15/2010                                                1,017

                  AAA     Aaa       2,245   Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                            5.30% due 10/01/2037 (c)                                               2,019

                                            Michigan State, HDA, Revenue Refunding Bonds:
                  AA+     NR*       1,000    Series A, 6.80% due 12/01/2012                                        1,016
                  AA+     NR*       2,500    Series C, 6.50% due 6/01/2016 (h)                                     2,598

                                            Michigan State Hospital Finance Authority Revenue Bonds:
                  AAA     Aaa       2,000    (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)(i)        1,943
                  AAA     Aaa       1,000    (Mid-Michigan Obligation Group), 6.90% due 12/01/2002 (f)             1,067

                                            Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds:
                  AAA     Aaa       3,760    (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (c)         4,008
                  AAA     Aaa       5,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)        5,130
                  AA      Aa2       2,500    (Ascension Health Credit), Series A, 6.125% due 11/15/2026            2,521
                  NR*     A1        3,000    (McLaren Health Care Corp.), Series A, 5% due 6/01/2028               2,425
                  AAA     Aaa       1,000    (Mercy Health Services), Series X, 6% due 8/15/2014 (c)               1,055
                  AAA     Aaa       1,000    (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (c)                 1,057
                  AAA     Aaa       1,250    (Mid-Michigan Obligation Group), Series A, 5.375% due
                                             6/01/2027 (e)                                                         1,182

                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Bonds:
                  A1+     P1        4,000    VRDN, Reserve 1, 4.55% due 9/01/2030 (a)                              4,000
                  BBB     Ba1       2,500    (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012           2,502

                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds:
                  AAA     Aaa       4,500    (Detroit Edison Company), AMT, Series A, 5.55% due
                                             9/01/2029 (c)                                                         4,342
                  A       A1        5,000    (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006               5,550
                  NR*     Aaa       5,000    RIB, Series 382, 8.09% due 9/01/2025 (c)(g)                           5,589

                  A       A2        2,500   Michigan State Strategic Fund, PCR, Refunding (General
                                            Motors Corp.), 6.20% due 9/01/2020                                     2,560

                                            Michigan State Trunk Line, Revenue Bonds, Series A (d)(f):
                  AA      Aa3       1,000    5.625% due 11/15/2004                                                 1,056
                  AA      Aa3       1,370    5.70% due 11/15/2004                                                  1,451

                  AAA     Aaa       6,500   Monroe County, Michigan, Economic Development Corp., Limited
                                            Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                            Series AA, 6.95% due 9/01/2022 (d)                                     7,713

                  AAA     Aaa       2,500   Oxford, Michigan, Area Community School District, GO, 5.40% due
                                            5/01/2025 (d)                                                          2,434

                  AAA     Aa1       1,370   Plymouth-Canton, Michigan, Community School District, Refunding,
                                            GO, Series A, 6.625% due 5/01/2001 (f)                                 1,399

                  AAA     Aa1       2,250   Reeths-Puffer, Michigan, Schools Building, GO, Series Q, 6.625%
                                            due 5/01/2002 (f)                                                      2,363

                  AAA     Aaa       1,250   Romeo, Michigan, Community School District, GO (Building and
                                            Site Bonds), 5.375% due 5/01/2020 (c)                                  1,224

                  AAA     Aaa       2,000   Romulus, Michigan, Community Schools, GO, Series I, 6.75% due
                                            5/01/2001 (e)(f)                                                       2,063

                  A1+     VMIG1++   1,300   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                            4.60% due 1/01/2027 (a)                                                1,300

                  NR*     Aaa       1,000   Saint Clair County, Michigan, Ecomomic Revenue Refunding
                                            Bonds (Detroit Edison Company), RIB, Series 282, 8.09% due
                                            8/01/2024 (b)(g)                                                       1,162

                  AAA     Aaa       1,825   Sault Sainte Marie, Michigan, Area Public Schools, GO, 5.375%
                                            due 5/01/2019 (d)                                                      1,795

                  AAA     Aaa       1,050   Tri County, Michigan, Area School District, GO, 5.125% due
                                            5/01/2020 (e)                                                            995

                  A1+     VMIG1++   1,000   University of Michigan, University Hospital Revenue Bonds,
                                            VRDN, Series A, 4.60% due 12/01/2027 (a)                               1,000

                  AAA     Aaa       1,250   Van Buren County, Michigan, GO, 5% due 5/01/2020 (b)                   1,172

                  AAA     Aaa       2,175   Warren, Michigan, Water and Sewer Revenue Bonds, 5.25% due
                                            11/01/2021 (e)                                                         2,097

                  AAA     Aaa       2,500   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan Wayne County), AMT, Series A, 5.375% due
                                            12/01/2015 (c)                                                         2,458

                                            Wayne State University, Michigan, University Revenue
                                            Refunding Bonds (d):
                  AAA     Aaa       1,625    5.25% due 11/15/2019                                                  1,579
                  AAA     Aaa       2,500    5.125% due 11/15/2029                                                 2,334

                  AAA     Aaa       1,000   Zeeland, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (d)           961


Puerto Rico       NR*     Aaa       2,270   Puerto Rico Electric Power Authority, Power Revenue Bonds,
--1.6%                                      Trust Receipts, Class R, Series 16 HH, 7.346% due 7/01/2013 (g)        2,558


                  Total Investments (Cost--$159,413)--100.1%                                                     164,528

                  Liabilities in Excess of Other Assets--(0.1%)                                                     (130)
                                                                                                                --------
                  Net Assets--100.0%                                                                            $164,398
                                                                                                                ========



               (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
               (b)AMBAC Insured.
               (c)MBIA Insured.
               (d)FGIC Insured.
               (e)FSA Insured.
               (f)Prerefunded.
               (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
               (h)FHA Insured.
               (i)Escrowed to maturity.
                 *Not Rated.
                **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
                ++Highest short-term rating by Moody's Investors Service, Inc.
                  Ratings of issue shown have not been audited by Deloitte & Touch
                  LLP.

                  See Notes to Financial Statements.


MuniYield Michigan Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$159,413,163)                                   $164,528,227
                    Cash                                                                                         117,621
                    Interest receivable                                                                        3,167,552
                    Prepaid expenses and other assets                                                             23,218
                                                                                                            ------------
                    Total assets                                                                             167,836,618
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  3,164,460
                      Dividends to shareholders                                                 110,948
                      Investment adviser                                                         66,977        3,342,385
                                                                                           ------------
                    Accrued expenses                                                                              96,417
                                                                                                            ------------
                    Total liabilities                                                                          3,438,802
                                                                                                            ------------

Net Assets:         Net assets                                                                              $164,397,816
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (2,200 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                          $  55,000,000
                      Common Stock, par value $.10 per share (7,911,326 shares issued
                      and outstanding)                                                     $    791,133
                    Paid-in capital in excess of par                                        110,584,058
                    Undistributed investment income--net                                      1,078,951
                    Accumulated realized capital losses on investments--net                  (4,627,766)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                         (3,543,624)
                    Unrealized appreciation on investments--net                               5,115,064
                                                                                           ------------

                    Total--Equivalent to $13.83 net asset value per share of Common
                    Stock (market price--$11.75)                                                             109,397,816
                                                                                                            ------------
                    Total capital                                                                           $164,397,816
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  9,339,080
Income:

Expenses:           Investment advisory fees                                               $    806,270
                    Commission fees                                                             142,230
                    Professional fees                                                            77,529
                    Transfer agent fees                                                          45,002
                    Accounting services                                                          42,062
                    Printing and shareholder reports                                             29,880
                    Directors' fees and expenses                                                 19,808
                    Listing fees                                                                 19,329
                    Custodian fees                                                               12,170
                    Pricing fees                                                                 10,792
                    Other                                                                        14,830
                                                                                           ------------
                    Total expenses                                                                             1,219,902
                                                                                                            ------------
                    Investment income--net                                                                     8,119,178
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (4,627,766)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                           8,667,427
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 12,158,839
                                                                                                            ============

                    See Notes to Financial Statements.


MuniYield Michigan Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  8,119,178     $  8,094,540
                    Realized loss on investments--net                                        (4,627,766)         (68,591)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          8,667,427      (15,504,183)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          12,158,839       (7,478,234)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,077,291)      (6,926,141)
Shareholders:         Preferred Stock                                                        (2,257,772)      (1,400,806)
                    Realized gain on investments--net:
                      Common Stock                                                                   --         (348,926)
                      Preferred Stock                                                                --          (57,950)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (3,036,609)
                      Preferred Stock                                                                --         (504,326)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (8,335,063)     (12,274,758)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                                      --        2,208,114
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   3,823,776      (17,544,878)
                    Beginning of year                                                       160,574,040      178,118,918
                                                                                           ------------     ------------
                    End of year*                                                           $164,397,816     $160,574,040
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,078,951     $  1,294,836
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year               $   13.34   $  15.85  $  15.58  $  15.29   $  15.23
Operating                                                            ---------   --------  --------  --------   --------
Performance:        Investment income--net                                1.04       1.02      1.12      1.16       1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                       .51      (1.96)      .38       .28        .11
                                                                     ---------   --------  --------  --------   --------
                    Total from investment operations                      1.55       (.94)     1.50      1.44       1.29
                                                                     ---------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.77)      (.88)     (.89)     (.90)      (.93)
                      Realized gain on investments--net                     --       (.05)     (.08)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.39)       --        --       (.04)
                                                                     ---------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.77)     (1.32)     (.97)     (.90)      (.97)
                                                                     ---------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.29)      (.18)     (.21)     (.25)      (.25)
                        Realized gain on investments--net                   --       (.01)     (.05)       --         --
                        In excess of realized gain on invest-
                        ments--net                                          --       (.06)       --        --       (.01)
                                                                     ---------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.29)      (.25)     (.26)     (.25)      (.26)
                                                                     ---------   --------  --------  --------   --------
                    Net asset value, end of year                     $   13.83   $  13.34  $  15.85  $  15.58   $  15.29
                                                                     =========   ========  ========  ========   ========
                    Market price per share, end of year              $   11.75   $  12.25 $   16.00  $ 15.125   $  14.50
                                                                     =========   ========  ========  ========   ========

Total Investment    Based on market price per share                      2.47%   (16.42%)    12.56%    10.92%     11.67%
Return:*                                                             =========   ========  ========  ========   ========
                    Based on net asset value per share                  10.76%    (8.12%)     8.25%     8.35%      7.28%
                                                                     =========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.15%      1.12%     1.05%     1.08%      1.10%
Average                                                              =========   ========  ========  ========   ========
Net Assets of       Total investment income--net**                       7.62%      6.96%     7.20%     7.46%      7.76%
Common Stock:                                                        =========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         2.12%      1.20%     1.35%     1.63%      1.66%
                                                                     =========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.50%      5.76%     5.85%     5.83%      6.10%
                                                                     =========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .75%       .76%      .72%      .74%       .75%
Total Average                                                        =========   ========  ========  ========   ========
Net Assets:**++     Total investment income--net                         5.02%      4.73%     4.96%     5.15%      5.26%
                                                                     =========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            4.09%      2.55%     2.97%     3.57%      3.52%
Average Net                                                          =========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                              $ 109,398   $105,574  $123,119  $120,392   $118,146
                                                                     =========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                   $  55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                     =========   ========  ========  ========   ========
                    Portfolio turnover                                  75.11%     63.64%    40.41%    16.06%     19.73%
                                                                     =========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                        $   2,989   $  2,920  $  3,239  $  3,189   $  3,148
                                                                     =========   ========  ========  ========   ========

Dividends           Investment income--net                           $   1,026   $    637  $    742  $    894   $    880
Per Share on                                                         =========   ========  ========  ========   ========
Preferred Stock
Outstanding:


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.

                    See Notes to Financial Statements.


MuniYield Michigan Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $113,225,496 and $119,840,887, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $ (4,627,766)   $ 5,115,064
                                 ------------    -----------
Total                            $ (4,627,766)   $ 5,115,064
                                 ============    ===========


As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,115,064, of which $6,074,588 related to appreciated securities and $959,524 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $159,413,163.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999, increased by 143,621 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquida-tion preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2000 was 4.13%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $104,476 as commissions.

5. Capital Loss Carryfoward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $5,873,000, of which $1,174,000 expires in 2007 and $4,699,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.062908 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


MuniYield Michigan Fund, Inc., October 31, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniYield Michigan Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Michigan Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Michigan Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred D. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYM